Exhibit 32.1

CERTIFICATION

The undersigned, Kenneth W. Brimmer, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Annual Report on Form 10-Q for the period ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 14, 2013

/s/ Kenneth W. Brimmer

Chief Executive Officer and Principal Financial Officer